Filed pursuant to Rule 497(e)
Securities Act File No. 333-196273
Investment Company Act File No. 811-22930

USCF ETF TRUST

USCF Dividend Income Fund (UDI)

Supplement dated May 1, 2026

to the Prospectus and Statement of Additional Information dated October 30, 2025

Principal U.S. Listing Exchange: NYSE Arca, Inc.

Effective May 1, 2026 (the “Effective Date”), Michael Roomberg, CFA will no longer serve as a portfolio manager of USCF Dividend Income Fund (the “Fund”). Accordingly, on the Effective Date, all references to Mr. Roomberg will be removed from the Fund’s Prospectus and Statement of Additional Information.

Adam Fackler, CFA and John (“Jack”) E. Leslie III, CFA will continue to serve as portfolio managers of the Fund.

Please retain this supplement for future reference.